UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a party other than the Registrant [_]

Check the appropriate box:

         [_]  Preliminary proxy statement

         [_] Confidential for Use of the Commission Only (as permitted by Rule 4a-6(e)(2))

         [X]  Definitive  proxy  statement

         [_]  Definitive additional materials

         [_]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                              THE PBSJ CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

         [X]  No fee required.

         [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1)  Title of each class of securities to which transaction applies:

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         (2)  Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

         (4)  Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

         (5)  Total fee paid:  none

         -----------------------------------------------------------------------

         [_] Fee paid previously with preliminary materials.

         [_] Check box if any part of the fee is offset as provided by Exchange
             Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


         (1)  Amount previously paid:

         -----------------------------------------------------------------------
         (2)  Form, schedule or registration statement no.:

         -----------------------------------------------------------------------
         (3)  Filing party:

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         (4)  Date filed:

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

                              THE PBSJ CORPORATION
                               2001 NW 107 Avenue
                            Miami, Florida 33172-2507

--------------------------------------------------------------------------------

                  NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS

                         to be held on January 20, 2001

--------------------------------------------------------------------------------

To the Shareholders of
The PBSJ Corporation

Notice is hereby given that the Annual Meeting of the Shareholders of The PBSJ Corporation, a Florida corporation (the "Company"), will be held at the Luxor in Las Vegas, Nevada, on Saturday, January 20, 2001, at 8:30 a.m. for the following purposes:

(1) To elect seven (7) persons to the Company's Board of Directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

(2) To vote on a proposal to approve an agreement with shareholder William W. Randolph to purchase his shares of stock, exclusive of his shares owned through The PBSJ Employee Profit Sharing and Stock Ownership Plan and Trust.

(3) To vote on a proposal to approve the reappointment of the independent public accounting firm of PricewaterhouseCoopers as the independent auditors of the Company for the 2001 fiscal year.

(4) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on November 30, 2000 as the record date for the determination of shareholders entitled to notice of the meeting and any adjournment thereof. Only shareholders of record that are still employees of the Company or its subsidiaries on January 1, 2001 will be entitled to vote at the meeting.

By order of the Board of Directors.

H. Michael Dye
Chairman of the Board

January 3, 2001

YOU ARE URGED TO COMPLETE THE PROXY VIA THE ELECTRONIC FORMAT.

                              THE PBSJ CORPORATION
                          P R O X Y  S T A T E M E N T

                         ANNUAL MEETING OF SHAREHOLDERS
                                January 20, 2001

                                     GENERAL

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of The PBSJ Corporation, a Florida corporation (the "Company"), of proxies to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 8:30 a.m., Pacific Standard Time, on Saturday, January 20, 2001, at the Luxor Hotel, Las Vegas, Nevada, 89119-1000.

         The expense of soliciting proxies will be borne by the Company. Proxies will be solicited principally by the Company's Intranet, but directors, officers and regular employees of the Company may solicit proxies personally, by mail, by telephone or by facsimile transmission.

         The Company's major direct and indirect subsidiaries are Post, Buckley, Schuh & Jernigan, Inc. of Florida ("PBS&J"); PBS&J Construction Services, Inc.; Seminole Development Corporation; and Post, Buckley International, Inc.

         The Company's corporate office is located at 2001 N.W. 107 Avenue, Miami, Florida 33172-2507. The telephone number of the Company is (305) 592-7275.

         The approximate date of mailing of this Proxy Statement is January 3, 2001.

                             REVOCABILITY OF PROXIES

               Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company the attached revocable proxy or by attending the meeting of stockholders and voting in person.

                  VOTING RIGHTS - OUTSTANDING SHARES - PROXIES

         Only shareholders of record on the books of the Company at the close of business on November 30, 2000 (Record Date) will be entitled to notice of and to vote at the Annual Meeting if still employed by the Company or its subsidiaries on January 1, 2001. As of November 30, 2000, the record date for determination of the shareholders of the Company entitled to notice of, and to vote at, the Annual Meeting, there were 1,894,971 million shares of the Company's Common Stock, par value $.0033 per share, issued and outstanding. The Company has no shares of Common Stock in treasury. The quorum necessary to conduct business at the Annual meeting consists of a majority of the outstanding shares of Common Stock, represented in person or by proxy. Each share of Common Stock owned individually in the name of the employee entitles the holder thereof to one vote on all matters brought before the Annual Meeting. Each share of common stock owned through The PBSJ Employee Profit Sharing and Stock Ownership Plan and Trust (the Plan) for the benefit of the employee entitles the employee to direct the Trustees of the Plan to vote on all matters brought before the Annual Meeting, in accordance with the employees' instructions.

When proxies are returned to the Company properly signed and dated, the shares represented thereby will be voted in accordance with the directions given therein. Shareholders are urged to specify their choice by marking the appropriate box on the enclosed proxy. If no choice is specified, the shares will be voted for the proposals set forth on the proxy. A shareholder who submits a proxy may revoke it at any time before it has been voted at the Annual Meeting by filing with the Secretary of the Company an instrument revoking the proxy or a duly executed proxy bearing a later date. Although a shareholder may have submitted a proxy, such shareholder may nevertheless attend the Annual Meeting, revoke the proxy and vote in person.

                          VOTING SECURITY OWNERSHIP OF
             CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF THE COMPANY

         The following table sets forth certain information as of November 30, 2000, relating to (i) the ownership shares of Common Stock by all proposed executive officers of the Company and each person who has been nominated for election as Director and (ii) the aggregate number of shares of Common Stock owned beneficially by all proposed executive officers and all persons nominated for election as directors of the Company as a group:

                                            Shares of Common Stock    Percent
         Shareholder                         Beneficially Owned (1)   Of Class
         -----------                         ----------------------   --------
         PBSJ Employee Profit Sharing
          and Stock Ownership
          Plan and Trust                           995,348              52.53
         H. Michael Dye                             71,021               3.75
         Todd J. Kenner                             15,807               0.83
         Robert J. Paulsen                          25,716               1.36
         William W. Randolph                       188,814               9.96
         John S. Shearer                            31,068               1.64
         Richard A. Wickett                         58,552               3.09
         John B. Zumwalt                            43,800               2.31
         All directors and executive
           officers as a group (7 persons)         434,778              22.94

---------------------------

(1)      Includes 25,389, 1,566, 4,176, 86,196, 3,210, 29,401 and 17,331 shares owned via self direction from their accounts in The PBSJ Employee Profit Sharing and Stock Ownership Plan and Trust for Messrs. Dye, Kenner, Paulsen, Randolph, Shearer, Wickett and Zumwalt, respectively.


PROPOSAL 1 - ELECTION OF DIRECTORS

         The Board of Directors has nominated the following seven (7) persons for election as Directors of the Company, with each Director to hold office until the next annual meeting of shareholders of the Company or until his successor is duly elected and qualified.

     Name                           Proposed Positions                Age
     ----                           ------------------                ---
     H. Michael Dye                 Director                           59
     Todd J. Kenner                 Director                           39
     Robert J. Paulsen              Director                           48
     William W. Randolph            Director                           62
     John S. Shearer                Director                           49
     Richard A. Wickett             Director                           59
     John B. Zumwalt                Director                           49

         All of the foregoing are currently serving as directors of the Company, except for Messrs. Kenner and Shearer. Directors and officers are elected annually and hold office until their successors are elected and qualified.

         H. Michael Dye joined The PBSJ Corporation in 1976. He has been a Director of the Company since 1985. He is currently Chief Executive Officer and Chairman of the Board of both the Company and PBS&J.

         Todd J. Kenner, P.E., joined The PBSJ Corporation in 1989. He is currently Executive Vice President of PBS&J.

         Robert J. Paulsen, P.E., joined The PBSJ Corporation in 1986. He has been a Director of the Company since 2000. He is currently Senior Vice President of the Company and Executive Vice President of PBS&J.

         William W. Randolph, P.E., joined The PBSJ Corporation in 1967. He has been a Director of the Company since 1973 and served as Chairman of the Board from 1983 to 1989 and again from 1996 to 1999. He is currently Vice President of the Company.

         John S. Shearer, P.E., joined The PBSJ Corporation in 1991. He is Executive Vice President of PBS&J.

         Richard A. Wickett, C.P.A., joined The PBSJ Corporation in 1973. He has been a Director of the Company since 1995. He is currently Vice Chairman of the Board, Chief Financial Officer, Vice President and Treasurer the Company and Chief Financial Officer and Senior Executive Vice President of PBS&J.

         John B. Zumwalt, P.E., joined The PBSJ Corporation in 1973. He has been a Director of the Company since 1995. He is currently President and Chief Operating Officer of the Company and PBS&J.

Meetings of the Board

         The Boards of Directors of the Company and PBS&J meet both on a regularly scheduled basis and on a specially scheduled basis. During the fiscal year ended September 30, 2000, the Board of Directors of the Company met on three occasions, and the Board of Directors of PBS&J met on seven occasions.

         No incumbent director attended fewer than 75% of the aggregate number of meetings of the Board of Directors that he was eligible to attend.

Compensation of Directors and Executive Officers

         We do have a compensation advisory committee. All of the members of our board of directors participated in deliberations concerning executive officer compensation. Because all of our directors are also executive officers, no additional compensation is paid to any director for any services performed by him in his capacity as director. We reimburse our directors for any expenses incurred by them in connection with their duties as directors.

         During fiscal year 2000, the Company's executive compensation program was comprised of the following key components:

         Base Salary - The Company sets the base salaries of its executives at the levels of comparably sized companies engaged in similar industries.

         Annual Incentive Awards - The Company awards incentive bonuses based on the Company's performance as a component of overall compensation.

         Compensation of CEO - CEO compensation is comprised of the same components as the other executive officers' compensation.

         The following table sets forth compensation information with respect to our Chief Executive Officer and our four most highly compensated executive officers whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. In this document, we refer to these executive officers as the "Named Officers."

                         Summary Compensation Table (1)

                                Annual Compensation                               Long-Term
                                                                                  Compensation
                                ----------------------------                      ----------------

Name and Principal     Year     Salary($)     Bonus($)*      Other Annual         Restricted Stock       All Other
Position                                                     Compensation($)      Award(s)($)(2)        Compensation ($)
------------------------------------------------------------------------------------------------------------------------

H. Michael Dye,        2000     $232,000      $     -        **                  --               --
Chairman and Chief     1999      208,308       78,000        **                  --               --
Executive Officer      1998      198,796       83,500        **                  --               --

William W. Randolph,   2000     $158,200      $     -        **                  --               $127,279 (3)
Vice President         1999      226,308       84,100        **                  --               $113,332 (3)
                       1998      216,796       60,000        **                  --               --

John B. Zumwalt,       2000     $182,000      $     -        **                  $23,460          --
President and Chief    1999      164,000       57,000        **                   20,460          --
Operating Officer      1998      149,046       46,000        **                   16,920          --

Richard A. Wickett,    2000     $172,000      $     -        **                  --               --
Vice Chairman,         1999      148,808       51,200        **                  --               --
V.P. and Chief         1998      140,546       48,750        **                  --               --
Financial Officer

Robert J. Paulsen,     2000     $160,750      $     -        **                  --               --
Sr. Vice President     1999      151,500       51,900        **                  --               --
                       1998      140,796       47,700        **                  --               --

----------------------

* Unlike prior fiscal years, bonuses for fiscal year 2000 were not paid until November of fiscal year 2001.

** Value of perquisites and other personal benefits paid does not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the executive officer and therefore is not required to be disclosed pursuant to Securities and Exchange Commission rules.

(1)      Certain columns have been omitted because they do not apply.

(2) The aggregate number of shares of restricted stock held by the Named Officers is 7,416 valued at $289,965.60 based on the value of our stock as of September 30, 2000 as determined by an independent appraisal. Although we do not intend to declare or pay any dividends in the foreseeable future and are limited in this respect by the terms of our credit agreement, if we did declare or pay any dividends, any Named Officer holding restricted stock would be entitled to receive dividends on their restricted stock.

(3) Represents the actuarial present value of imputed interest for advance contract premiums paid on split dollar life insurance policies for Mr. Randolph and his wife.

                                PERFORMANCE GRAPH

      The following graph and table summarize cumulative total shareholder return data for the last five fiscal years with the total return on the S&P 500 Index and the Peer Group Index over the same period. The graph shows the growth of a $100 investment in the Company's common stock, the S&P 500 Index and the Peer Group Index on September 30, 1996. The stock price of the Company's common stock on September 30, 1996 was $19.80.


                                    [GRAPHIC OMITTED]


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     None

PROPOSAL 2 - SHAREHOLDER PROPOSAL TO AUTHORIZE THE COMPANY TO EXECUTE AN AGREEMENT WITH WILLIAM W. RANDOLPH TO PURCHASE HIS 102,618 SHARES, EXCLUSIVE OF HIS SHARES OWNED THROUGH THE PBSJ EMPLOYEE PROFIT SHARING AND STOCK OWNERSHIP PLAN AND TRUST, AT 33,036, 40,050 AND 29,532 SHARES ON FEBRUARY 15, 2001, 2002 AND 2003, RESPECTIVELY, AT A PRICE DETERMINED AT THE IMMEDIATE SEPTEMBER 30TH.

     The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting is required to approve this proposal.

PROPOSAL 3 - PROPOSAL TO APPROVE THE REAPPOINTMENT OF PRICEWATERHOUSECOOPERS AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE 2001 FISCAL YEAR


         The Board of Directors of the Company has approved
PricewaterhouseCoopers LLP, independent certified public accountants, as independent auditors of the Company for the 2001 fiscal year, and has further directed that the selection of auditors be submitted for approval and ratification by the shareholders at the Annual Meeting. PricewaterhouseCoopers LLP has served as the Company's auditors for over twenty one years. Representatives of PricewaterhouseCoopers LLP will not be present at the Annual Meeting.

         The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting is required to approve this proposal.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         To the best of the Company's knowledge, based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended September 30, 2000, all Section 16(a) filing requirements applicable to the Company's officers, directors and holders of more than ten percent of the Company's Common Stock were complied with.

                  DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's Year 2002 Annual Meeting of Stockholders must be received by the Company in writing no later than September 30, 2001, in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                                  OTHER MATTERS

         The Board of Directors is not aware of any other matters to be addressed at the Annual Meeting. However, if additional matters properly come before the Annual Meeting, then the proxy-holders will vote the shares they represent in such manner as the Board of Directors may recommend.

                                  BY ORDER OF THE BOARD OF DIRECTORS

                                  By: /s/ H. Michael Dye
                                      ------------------
                                      H. Michael Dye
                                      Chairman and Chief Executive Officer

Dated: January 3, 2001.

                                 REVOCABLE PROXY
                              THE PBSJ CORPORATION

                       ----------------------------------

                           PROXY FOR ANNUAL MEETING OF
                           SHAREHOLDERS TO BE HELD ON
                                JANUARY 20, 2001

                       ----------------------------------

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                   BOARD OF DIRECTORS OF THE PBSJ CORPORATION

     The undersigned hereby appoints John B. Zumwalt and H. Michael Dye and each of them severally, the true and lawful attorneys, agents and proxies of the undersigned, each with full power to appoint his substitute, for and in the name of the undersigned to act for the undersigned and to vote all of the shares of the voting stock of THE PBSJ CORPORATION, a Florida corporation (the "COMPANY"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the COMPANY to be held on Saturday, January 20, 2001, at 10:30 A.M., Pacific Standard Time, and at any adjournment or adjournments thereof.

1.   ELECTION OF DIRECTORS.

     [_] FOR ALL NOMINEES LISTED BELOW               [_] WITHHOLD AUTHORITY
         (except as marked to the contrary)                to vote for all
                                                           nominees listed below

          H. Michael Dye        Robert J. Paulsen             John S. Shearer
          Todd J. Kenner        William W. Randolph           Richard A. Wickett
                                                              John B. Zumwalt

Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.


2. PROPOSAL TO AUTHORIZE THE COMPANY TO EXECUTE AN AGREEMENT WITH SHAREHOLDER WILLIAM W. RANDOLPH TO PURCHASE HIS 102,618 SHARES, EXCLUSIVE OF HIS SHARES OWNED THROUGH THE PBSJ EMPLOYEE PROFIT SHARING AND STOCK OWNERSHIP PLAN AND TRUST, @ 33,036, 40,050 AND 29,532 SHARES ON FEBRUARY 15, 2001, 2002 AND
     2003, RESPECTIVELY, AT A PRICE DETERMINED AT THE IMMEDIATELY PRECEDING SEPTEMBER 30TH.

     [_] FOR                                [_]       AGAINST


3. PROPOSAL TO APPROVE REAPPOINTMENT OF PRICEWATERHOUSECOOPERS AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE 2001 FISCAL YEAR.

     [_] FOR                                [_]       AGAINST


4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


     This Proxy, when properly executed, will be voted in the manner directed hereby by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS.

     The undersigned hereby acknowledges receipt of the accompanying Information Statement and Notice of 2001 Annual Meeting of Shareholders of The PBSJ Corporation.

     PLEASE MARK, COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.


Dated:___________________, 200___.  __________________________________
                                    Name of Shareholder

                                    __________________________________
                                    Signature (Please sign exactly as name
                                    appears hereon.)

The PBSJ Corporation's records reflect your personal ownership interest to be _______________shares of Common Stock.

                                 PROXY STATEMENT
                              THE PBSJ CORPORATION

                       ----------------------------------
                              FOR ANNUAL MEETING OF
                           SHAREHOLDERS TO BE HELD ON
                                JANUARY 20, 2001

                       ----------------------------------
                        THIS PROXY STATEMENT IS SOLICITED
                          ON BEHALF OF THE TRUSTEES OF
                        THE PBSJ EMPLOYEE PROFIT SHARING
                       AND STOCK OWNERSHIP PLAN AND TRUST

                  The undersigned participant in The PBSJ Employee Profit Sharing and Stock Ownership Plan and Trust (the "Plan") hereby indicates their vote to the Trustees of the Plan to vote all of the shares of Common Stock, par value $.0033 per share of THE PBSJ CORPORATION, a Florida corporation (the "COMPANY"), in his/her participant account in the Plan held as of record by the Trustees on November 30, 2000, at the Annual Meeting of Shareholders of the Company to be held on January 20, 2001, and any adjournment or adjournments thereof, as designated below:

1.       ELECTION OF DIRECTORS.

     [_] FOR ALL NOMINEES LISTED BELOW               [_]  WITHHOLD AUTHORITY
         (except as marked to the contrary)               to vote for all
                                                          nominees listed below

            H. Michael Dye        Robert J. Paulsen        John S. Shearer
            Todd J. Kenner        William W. Randolph      Richard A. Wickett
                                                           John B. Zumwalt

Instruction:  To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.


2. PROPOSAL TO AUTHORIZE THE COMPANY TO EXECUTE AN AGREEMENT WITH SHAREHOLDER WILLIAM W. RANDOLPH TO PURCHASE HIS 102,618 SHARES, EXCLUSIVE OF HIS SHARES OWNED THROUGH THE PBSJ EMPLOYEE PROFIT SHARING AND STOCK OWNERSHIP PLAN AND TRUST, @ 33,036, 40,050 AND 29,532 SHARES ON FEBRUARY 15, 2001, 2002 AND
     2003, RESPECTIVELY, AT A PRICE DETERMINED AT THE IMMEDIATELY PRECEDING SEPTEMBER 30TH.

     [_] FOR                                [_]       AGAINST


3. PROPOSAL TO APPROVE REAPPOINTMENT OF PRICEWATERHOUSECOOPERS AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE 2001 FISCAL YEAR.

     [_]  FOR                               [_]    AGAINST

4. IN THEIR DISCRETION, THE TRUSTEES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


     This Proxy, when properly executed, will be used by the Trustees of the Plan to vote in the manner directed herein. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS.

     The undersigned hereby acknowledges receipt of the accompanying Information Statement and Notice of 2001 Annual Meeting of Shareholders of The PBSJ Corporation.

     PLEASE MARK, COMPLETE, SIGN, DATE AND RETURN THIS STATEMENT PROMPTLY.


Dated:                , 200  .
      ----------------     ---          ----------------------------------------
                                        Name of Plan Participant

                                        ----------------------------------------
                                        Signature (Please sign exactly as name
                                        appears hereon.)

The PBSJ Corporation's records reflect the number of Common Stock shares within your account in The PBSJ Employee Profit Sharing and Stock Ownership Plan and Trust to be:

______________________      Owned via the Employee Stock Ownership Plan (ESOP)

______________________      Owned via the PBSJ Self Directed Stock Account